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                                   EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS
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                        CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-09707) pertaining to the 1992 Stock Option Plan of Living Centers of America, Inc. of our report dated November 25, 1996, with respect to the consolidated financial statements and schedule of Living Centers of America, Inc. included in its Annual Report (Form 10-K) for the year ended September 30, 1996.




/s/ ERNST & YOUNG LLP

December 16, 1996
Houston, Texas